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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 16, 2007
                                ----------------

                     NAUGATUCK VALLEY FINANCIAL CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                    0-50876                65-1233977
      -------------                    -------                ----------
(State or other jurisdiction of       (Commission            (IRS Employer
 incorporation or organization)       File Number)         Identification No.)


333 Church Street, Naugatuck, Connecticut                          06770
-----------------------------------------                          -----
(Address of principal executive offices)                         (Zip Code)

                                 (203) 720-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION
            ---------------------------------------------

      On October 17, 2007, Naugatuck Valley Financial Corporation (the "Company") issued a press release announcing unaudited financial results for the nine months ended September 30, 2007 and announcing the declaration of a cash dividend for the quarter ended September 30, 2007, of $.05 per share to stockholders of record on November 5, 2007 with a payment date on or around December 1, 2007. For more information, reference is made to the Company's press release dated October 17, 2007, a copy of which is attached to this Report as
Exhibit 99.1 and is furnished herewith.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            ------------------------------------------------------------
            FISCAL YEAR.
            ------------

      On October 16, 2007, the Board of Directors of the Company amended Article VII of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. A copy of the Company's Amended and Restated Bylaws is attached to this Report as Exhibit 3.2 and is incorporated herein by reference.

ITEM  9.01   FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

      (d)   Exhibits

            Number            Description
            ------            -----------

            3.2 Amended and Restated Bylaws of Naugatuck Valley Financial Corporation

            99.1              Press Release dated October 17, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NAUGATUCK VALLEY FINANCIAL CORPORATION




Date: October 17, 2007             By: /s/ John C. Roman
                                       -------------------------------------
                                       John C. Roman
                                       President and Chief Executive Officer